FOR IMMEDIATE RELEASE NEWS RELEASE

MEDIA CONTACT: KELLY MCGLUMPHY KELLY_MCGLUMPHY@GOODYEAR.COM	ANALYST CONTACT: RYAN REED RYAN_REED@GOODYEAR.COM

GOODYEAR ANNOUNCES THIRD QUARTER 2026 RESULTS
Third Quarter Results Reflect Sequential Earnings Improvement Amid
Continued Market Challenges; Goodyear Advancing Next Phase
of Transformation
Third Quarter 2026 Overview
Net sales of $4.5 billion, decreasing 2.3% year over year (YoY); up 1.6% organically YoY
Tire unit volume of 38.6 million units, decreasing 3.3% YoY, driven by replacement market weakness partially offset by higher OE volumes reflecting market share gains
Goodyear net loss of $238 million, or a loss of $31 million as adjusted
Segment operating income of $174 million; organic results improved YoY in Asia Pacific and EMEA offset by factory utilization and cost absorption pressures in the Americas
Continued progress shifting toward higher-value consumer tires; 18" and above products represent 44% of sales volumes, up from 39% a year ago
Dedicated transformation office established to accelerate evaluation and execution of opportunities to improve structural returns and cash generation
AKRON, Ohio, Nov. 4, 2026 – The Goodyear Tire & Rubber Company (NASDAQ:GT) reported third quarter 2026 results today and will host an investor call tomorrow morning, Thursday, Nov. 5, at 8:30 a.m. Eastern time led by Mark Stewart, Goodyear’s chief executive officer and president, and Scott Deakin, the company’s interim executive vice president and chief financial officer.
"While our third quarter results reflected meaningful sequential earnings improvement, our financial performance remains below our expectations. We've made real progress in strengthening our product portfolio and optimizing our manufacturing footprint. But as challenging industry conditions persist, incremental improvements alone won't get us to where we need to be," said Stewart. "To get there, we've established a dedicated transformation office to pursue broader operational and strategic opportunities and to drive structural changes that will allow the business to generate more consistent free cash flow."

Financial Results
Goodyear's third quarter 2026 net sales were $4.5 billion, with tire unit volumes totaling 38.6 million. After adjusting for the impact of the sales of its Chemical business and the Dunlop brand of $177 million, organic net sales increased 1.6% as a result of price/mix benefits, partially offset by lower volume.
Third quarter 2026 Goodyear net loss was $238 million, or $0.82 per share, compared to Goodyear net loss one year ago of $2.2 billion, or $7.62 per share. Third quarter 2026 included several significant items, including, on a pre-tax basis, rationalization charges of $148 million. This significant item, and others, are excluded from adjusted earnings.
Third quarter 2026 adjusted net loss was $31 million, compared to adjusted net income of $82 million in the prior year's third quarter. Adjusted loss per share was $0.11, compared to adjusted earnings per share of
$0.28 in the prior year's third quarter. Per share amounts are diluted.
Segment Results
The company reported segment operating income of $174 million in the third quarter of 2026, compared to
$287 million from one year ago.
After adjusting for the sales of its Chemical business and the Dunlop brand, segment operating income decreased $57 million. The decrease in segment operating income reflects the impact of lower volume of $77 million, inflation of $69 million, and higher tariffs and other costs of $48 million, partially offset by $90 million of benefits from Goodyear Forward and favorable price/mix versus raw material costs of $76 million.
Additional earnings materials can be found on Goodyear’s investor relations website at http://
investor.goodyear.com.
Reconciliation of Non-GAAP Financial Measures
See “Non-GAAP Financial Measures” and “Financial Tables” for further explanation and reconciliation tables for historical Total Segment Operating Income and Margin; Adjusted Net Income (Loss); and Adjusted Diluted
Earnings per Share, reflecting the impact of certain significant items on the 2026 and 2025 periods. Organic earnings measures exclude the impact of divestitures; see "Non-GAAP Financial Measures" for additional details.

Business Segment Results
AMERICAS

	Third Quarter		Nine Months
(In millions)	2026	2025	2026	2025

Tire Units	19.6	19.6	52.3	57.1
Net Sales	$2,675	$2,737	$7,120	$7,901
Segment Operating Income	$96	$206	$123	$502
Segment Operating Margin	3.6%	7.5%	1.7%	6.4%
Americas’ third quarter 2026 net sales of $2.7 billion were 2.3% lower than the previous year, driven by the sale of the Chemical business. Tire unit volume was flat. Replacement tire unit volume decreased 2.2%.
Original Equipment (OE) tire unit volume increased 8.7%, reflecting market share gains.
Segment operating income was $96 million, decreasing from $206 million last year. Excluding the impact of the sale of the Chemical business, Americas' segment operating income decreased $76 million driven by the impact of factory utilization, inflation and other costs, partially offset by Goodyear Forward benefits.
EMEA

	Third Quarter		Nine Months
(In millions)	2026	2025	2026	2025

Tire Units	11.1	12.0	33.5	35.6
Net Sales	$1,355	$1,407	$4,090	$4,028
Segment Operating Income (Loss)	$12	$30	$(4)	$—
Segment Operating Margin	0.9%	2.1%	(0.1%)	—
EMEA’s third quarter 2026 net sales of $1.4 billion decreased 3.7% from third quarter 2025, driven by the sale of the Dunlop brand and lower tire volume. Tire unit volume decreased 6.7%. Replacement unit volume decreased 11.3%, driven by consumer market softness and planned SKU rationalization. OE tire unit volume increased 5.5%, reflecting the 11th consecutive quarter of consumer market share gains.
Third quarter segment operating income was $12 million, decreasing $18 million from the prior year.
Excluding the impact of the sale of the Dunlop brand, EMEA's segment operating income increased $5 million, driven by benefits from price/mix versus raw materials and Goodyear Forward, partly offset by inflation, other manufacturing expenses and the impact of lower volume.

ASIA PACIFIC

	Third Quarter		Nine Months
(In millions)	2026	2025	2026	2025

Tire Units	7.9	8.4	23.3	23.7
Net Sales	$510	$501	$1,461	$1,434
Segment Operating Income	$66	$51	$186	$139
Segment Operating Margin	12.9%	10.2%	12.7%	9.7%
Asia Pacific's third quarter 2026 net sales of $510 million increased 1.8% from the third quarter 2025 as a result of price/mix benefits, partially offset by lower tire volume. Tire unit volume decreased 6.0%.
Replacement volume decreased 8.2% driven by planned SKU rationalization. OE volume decreased 3.9%
driven primarily by China.
Third quarter 2026 segment operating income of $66 million was $15 million higher than the prior year driven by benefits from price/mix versus raw materials and Goodyear Forward, partially offset by the impact of lower volume.
Conference Call
The company will host an investor call on Thursday, Nov. 5, 2026, at 8:30 a.m. Eastern time. Please visit
Goodyear’s investor relations website: http://investor.goodyear.com, for additional earnings materials.
The investor call can be accessed on the website or via telephone by calling either (833) 419-0865 or (785)
838-9333 before 8:25 a.m. Eastern time and providing the conference ID “Goodyear.” A replay will be available by calling (800) 723-0607 or (402) 220-2658. The replay will also be available on Goodyear’s investor relations website.
About Goodyear
Goodyear is one of the world's largest tire companies. It employs about 60,000 people and manufactures its products in 46 facilities in 19 countries around the world. Its two Innovation Centers in Akron, Ohio, and
Colmar-Berg, Luxembourg, strive to develop state-of-the-art products and services that set the technology and performance standard for the industry. For more information about Goodyear and its products, go to
www.goodyear.com/corporate.

Forward-Looking Statements
Certain information contained in this news release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. There are a variety of factors, many of which are beyond our control, that affect our operations, performance, business strategy and results and could cause our actual results and experience to differ materially from the assumptions, expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to: our ability to implement successfully our strategic initiatives; actions and initiatives taken by both current and potential competitors; increases in the prices paid for raw materials and energy; inflationary cost pressures;
delays or disruptions in our supply chain or the provision of services to us; a prolonged economic downturn or period of economic uncertainty; deteriorating economic conditions or an inability to access capital markets;
a labor strike, work stoppage, labor shortage or other similar event; financial difficulties, work stoppages, labor shortages or supply disruptions at our suppliers or customers; the adequacy of our capital expenditures;
changes in tariffs, trade agreements or trade restrictions; foreign currency translation and transaction risks;
our failure to comply with a material covenant in our debt obligations; potential adverse consequences of litigation involving the company; as well as the effects of more general factors such as changes in general market, economic or political conditions or in legislation, regulation or public policy. Additional factors are discussed in our filings with the Securities and Exchange Commission, including our annual report on Form
10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

Non-GAAP Financial Measures (unaudited)
This news release presents non-GAAP financial measures, including Total Segment Operating Income and
Margin, Adjusted Net Income (Loss), Adjusted Diluted Earnings Per Share (EPS), and organic earnings measures, which are important financial measures for the company but are not financial measures defined by
U.S. GAAP, and should not be construed as alternatives to corresponding financial measures presented in accordance with U.S. GAAP.
Total Segment Operating Income is the sum of the individual strategic business units’ (SBUs’) Segment
Operating Income as determined in accordance with U.S. GAAP. Total Segment Operating Margin is Total
Segment Operating Income divided by Net Sales as determined in accordance with U.S. GAAP. Management believes that Total Segment Operating Income and Margin are useful because they represent the aggregate value of income created by the company’s SBUs and exclude items not directly related to the SBUs for performance evaluation purposes. The most directly comparable U.S. GAAP financial measures to Total
Segment Operating Income and Margin are Goodyear Net Income (Loss) and Return on Net Sales (which is calculated by dividing Goodyear Net Income (Loss) by Net Sales).
Adjusted Net Income (Loss) is Goodyear Net Income (Loss) as determined in accordance with U.S. GAAP adjusted for certain significant items. Adjusted Diluted Earnings Per Share (EPS) is the company’s Adjusted
Net Income (Loss) divided by Weighted Average Shares Outstanding-Diluted as determined in accordance with U.S. GAAP. Management believes that Adjusted Net Income (Loss) and Adjusted Diluted Earnings Per
Share (EPS) are useful because they represent how management reviews the operating results of the company excluding the impacts of rationalizations, asset write-offs, accelerated depreciation, discrete tax items, impairments, asset sales and certain other significant items.
Organic earnings measures, including organic Net Sales growth, are non-GAAP financial measures that exclude the direct impacts of the divestitures of the Dunlop brand and Chemical business from year-over-year comparisons. We believe these measures provide investors with a supplemental understanding of underlying earnings trends by providing comparisons on a constant basis. We completed the sale of the Dunlop brand and our Chemical business in May 2025 and October 2025, respectively.
It should be noted that other companies may calculate similarly-titled non-GAAP financial measures differently and, as a result, the measures presented herein may not be comparable to such similarly-titled measures reported by other companies. See the following tables for reconciliations of historical Total
Segment Operating Income and Margin, Adjusted Net Income (Loss) and Adjusted Diluted Earnings Per Share
to the most directly comparable U.S. GAAP financial measures.

The Goodyear Tire & Rubber Company and Subsidiaries
Financial Tables (Unaudited)
Table 1: Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In millions, except per share amounts)	2026	2025	2026	2025
Net Sales	$4,540	$4,645	$12,671	$13,363
Cost of Goods Sold	3,817	3,801	10,574	11,019
Selling, Administrative and General Expense	665	676	2,036	2,018
Goodwill Impairment	—	674	—	674
Rationalizations	148	21	281	161
Interest Expense	111	114	311	341
Other (Income) Expense	19	91	50	147
Net (Gain) Loss on Asset Sales	(9)	1	(29)	(700)
Income (Loss) before Income Taxes	(211)	(733)	(552)	(297)
United States and Foreign Tax Expense	28	1,464	140	1,501
Net Income (Loss)	(239)	(2,197)	(692)	(1,798)
Less: Minority Shareholders’ Net Income (Loss)	(1)	(2)	(1)	28
Goodyear Net Income (Loss)	$(238)	$(2,195)	$(691)	$(1,826)
Goodyear Net Income (Loss) — Per Share of Common Stock
Basic	$(0.82)	$(7.62)	$(2.39)	$(6.35)
Weighted Average Shares Outstanding	289	288	289	287
Diluted	$(0.82)	$(7.62)	$(2.39)	$(6.35)
Weighted Average Shares Outstanding	289	288	289	287

Table 2: Consolidated Balance Sheets

	September 30,	December 31,
(In millions, except share data)	2026	2025
Assets:
Current Assets:
Cash and Cash Equivalents	$812	$801
Accounts Receivable, less Allowance — $95 ($89 in 2025)	3,081	2,341
Inventories:
Raw Materials	585	616
Work in Process	198	195
Finished Products	2,965	2,761
	3,748	3,572
Assets Held for Sale	—	58
Prepaid Expenses and Other Current Assets	298	446
Total Current Assets	7,939	7,218
Goodwill	44	42
Intangible Assets	640	663
Deferred Income Taxes	352	348
Other Assets	1,126	1,096
Operating Lease Right-of-Use Assets	947	998
Property, Plant and Equipment, less Accumulated Depreciation — $12,450 ($12,390 in 2025)	7,452	7,843
Total Assets	$18,500	$18,208

Liabilities:
Current Liabilities:
Accounts Payable — Trade	$3,810	$3,879
Compensation and Benefits	589	578
Other Current Liabilities	1,133	1,259
Notes Payable and Overdrafts	349	506
Operating Lease Liabilities due Within One Year	190	196
Long Term Debt and Finance Leases due Within One Year	990	364
Total Current Liabilities	7,061	6,782
Operating Lease Liabilities	810	862
Long Term Debt and Finance Leases	6,030	5,328
Compensation and Benefits	761	787
Deferred Income Taxes	100	105
Other Long Term Liabilities	944	941
Total Liabilities	15,706	14,805
Commitments and Contingent Liabilities
Shareholders’ Equity:
Goodyear Shareholders’ Equity:
Common Stock, no par value:
Authorized, 450 million shares, Outstanding shares — 288 million in 2026 (286 million in 2025)	288	286
Capital Surplus	3,179	3,175
Retained Earnings	2,669	3,360
Accumulated Other Comprehensive Loss	(3,502)	(3,588)
Goodyear Shareholders’ Equity	2,634	3,233
Minority Shareholders’ Equity — Nonredeemable	160	170
Total Shareholders’ Equity	2,794	3,403
Total Liabilities and Shareholders’ Equity	$18,500	$18,208

Table 3: Consolidated Statements of Cash Flows

	Nine Months Ended
	September 30,
(In millions)	2026	2025
Cash Flows from Operating Activities:
Net Income (Loss)	$(692)	$(1,798)
Adjustments to Reconcile Net Income (Loss) to Cash Flows from Operating Activities:
Depreciation and Amortization	731	813
Amortization and Write-Off of Debt Issuance Costs	10	17
Goodwill Impairment	—	674
Provision for Deferred Income Taxes	(10)	1,345
Net Pension Curtailments and Settlements	7	72
Net Rationalization Charges	281	161
Rationalization Payments	(161)	(275)
Net (Gain) Loss on Asset Sales	(29)	(700)
Operating Lease Expense	222	238
Operating Lease Payments	(215)	(214)
Pension Contributions and Direct Payments	(34)	(74)
Changes in Operating Assets and Liabilities, Net of Asset Acquisitions and Dispositions:
Accounts Receivable	(711)	(605)
Inventories	(159)	(433)
Accounts Payable — Trade	(1)	(172)
Compensation and Benefits	71	56
Other Current Liabilities	(154)	299
Other Assets and Liabilities	80	(120)
Total Cash Flows from Operating Activities	(764)	(716)
Cash Flows from Investing Activities:
Capital Expenditures	(481)	(649)
Asset Dispositions	38	1,332
Other Transactions	2	(20)
Total Cash Flows from Investing Activities	(441)	663
Cash Flows from Financing Activities:
Short Term Debt and Overdrafts Incurred	450	856
Short Term Debt and Overdrafts Paid	(605)	(855)
Long Term Debt Incurred	8,774	13,385
Long Term Debt Paid	(7,410)	(13,289)
Other Transactions	(38)	(5)
Total Cash Flows from Financing Activities	1,171	92
Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(7)	27
Net Change in Cash, Cash Equivalents and Restricted Cash	(41)	66
Cash, Cash Equivalents and Restricted Cash at Beginning of the Period	910	864
Cash, Cash Equivalents and Restricted Cash at End of the Period	$869	$930

Table 4: Reconciliation of Segment Operating Income & Margin

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In millions)	2026	2025	2026	2025
Total Segment Operating Income	$174	$287	$305	$641
Less:
Goodwill Impairment	—	674	—	674
Rationalizations	148	21	281	161
Interest Expense	111	114	311	341
Other (Income) Expense	19	91	50	147
Net (Gain) Loss on Asset Sales	(9)	1	(29)	(700)
Asset Write-Offs, Accelerated Depreciation, and Accelerated Lease Costs, net	71	55	87	142
Corporate Incentive Compensation Plans	9	8	40	44
Retained Expenses of Divested Operations	4	5	10	8
Other	32	51	107	121
Income (Loss) before Income Taxes	$(211)	$(733)	$(552)	$(297)
United States and Foreign Tax Expense	28	1,464	140	1,501
Less: Minority Shareholders' Net Income (Loss)	(1)	(2)	(1)	28
Goodyear Net Income (Loss)	$(238)	$(2,195)	$(691)	$(1,826)

Net Sales	$4,540	$4,645	$12,671	$13,363
Return on Net Sales	(5.2)%	(47.3)%	(5.5)%	(13.7)%
Total Segment Operating Margin	3.8%	6.2%	2.4%	4.8%

Table 5: Reconciliation of Adjusted Net Income (Loss) and Adjusted Diluted Earnings Per Share
Third Quarter 2026

(In millions, except per share amounts)	As Reported	Rationalizations, Asset Write-offs, Accelerated Depreciation and Leases	Colombia Labor Strike and Earthquake	Indirect Tax Settlements and Discrete Tax Items	Asset and Other Sales	As Adjusted
Net Sales	$4,540	$—	$—	$—	$—	$4,540
Cost of Goods Sold	3,817	(70)	(6)	—	—	3,741
Gross Margin	723	70	6	—	—	799

SAG	665	(1)	—	—	—	664
Rationalizations	148	(148)	—	—	—	—
Interest Expense	111	—	—	—	—	111
Other (Income) Expense	19	—	—	—	—	19
Net (Gain) Loss on Asset Sales	(9)	—	—	—	9	—
Pre-tax Income (Loss)	(211)	219	6	—	(9)	5
Taxes	28	4	—	7	(3)	36
Minority Interest	(1)	1	—	—	—	—
Goodyear Net Income (Loss)	$(238)	$214	$6	$(7)	$(6)	$(31)

EPS	$(0.82)	$0.74	$0.02	$(0.03)	$(0.02)	$(0.11)
Third Quarter 2025

(In millions, except per share amounts)	As Reported	Indirect Tax Settlements and Discrete Tax Items	Goodwill Impairment	Rationalizations, Asset Write-offs, Accelerated Depreciation and Leases	Pension Settlement Charges	Goodyear Forward and Other Transaction Costs	Asset and Other Sales	As Adjusted
Net Sales	$4,645	$—	$—	$—	$—	$—	$—	$4,645
Cost of Goods Sold	3,801	—	—	(52)	—	—	—	3,749
Gross Margin	844	—	—	52	—	—	—	896

SAG	676	—	—	(3)	—	(4)	—	669
Goodwill Impairment	674	—	(674)	—	—	—	—	—
Rationalizations	21	—	—	(21)	—	—	—	—
Interest Expense	114	—	—	—	—	—	—	114
Other (Income) Expense	91	—	—	—	(68)	(4)	—	19
Net (Gain) Loss on Asset Sales	1	—	—	—	—	—	(1)	—
Pre-tax Income (Loss)	(733)	—	674	76	68	8	1	94
Taxes	1,464	(1,450)	—	—	—	—	—	14
Minority Interest	(2)	—	—	—	—	—	—	(2)
Goodyear Net Income (Loss)	$(2,195)	$1,450	$674	$76	$68	$8	$1	$82

EPS	$(7.62)	$5.04	$2.34	$0.25	$0.24	$0.03	$—	$0.28

Nine Months 2026

(In millions, except per share amounts)	As Reported	Rationalizations, Asset Write-offs, Accelerated Depreciation and Leases	Indirect Tax Settlements and Discrete Tax Items	Colombia Labor Strike and Earthquake	Asset and Other Sales	As Adjusted
Net Sales	$12,671	$—	$—	$—	$—	$12,671
Cost of Goods Sold	10,574	(85)	(8)	(13)	—	10,468
Gross Margin	2,097	85	8	13	—	2,203

SAG	2,036	(2)	—	—	—	2,034
Rationalizations	281	(281)	—	—	—	—
Interest Expense	311	—	—	—	—	311
Other (Income) Expense	50	—	—	—	—	50
Net (Gain) Loss on Asset Sales	(29)	—	—	—	29	—
Pre-tax Income (Loss)	(552)	368	8	13	(29)	(192)
Taxes	140	13	(19)	—	(6)	128
Minority Interest	(1)	1	—	—	—	—
Goodyear Net Income (Loss)	$(691)	$354	$27	$13	$(23)	$(320)

EPS	$(2.39)	$1.22	$0.09	$0.04	$(0.07)	$(1.11)
Nine Months 2025

(In millions, except per share amounts)	As Reported	Indirect Tax Settlements and Discrete Tax Items	Goodwill Impairment	Rationalizations, Asset Write- offs, Accelerated Depreciation and Leases	Pension Settlement Charges	Goodyear Forward and Other Transaction Costs	Asset and Other Sales	As Adjusted
Net Sales	$13,363	$—	$—	$—	$—	$—	$—	$13,363
Cost of Goods Sold	11,019	—	—	(134)	—	—	—	10,885
Gross Margin	2,344	—	—	134	—	—	—	2,478

SAG	2,018	—	—	(8)	—	(9)	—	2,001
Goodwill Impairment	674	—	(674)	—	—	—	—	—
Rationalizations	161	—	—	(161)	—	—	—	—
Interest Expense	341	—	—	—	—	—	—	341
Other (Income) Expense	147	—	—	—	(72)	(10)	—	65
Net (Gain) Loss on Asset Sales	(700)	—	—	—	—	—	700	—
Pre-tax Income (Loss)	(297)	—	674	303	72	19	(700)	71
Taxes	1,501	(1,446)	—	32	1	3	(46)	45
Minority Interest	28	—	—	1	—	—	(26)	3
Goodyear Net Income (Loss)	$(1,826)	$1,446	$674	$270	$71	$16	$(628)	$23

EPS	$(6.35)	$5.03	$2.34	$0.94	$0.25	$0.06	$(2.19)	$0.08